                                                                   EXHIBIT 10(c)

                                   SCHEDULE A
                                       TO
                                  EXHIBIT 10(b)

         Bob Evans Farms, Inc. (the "Registrant") has entered into Agreements with the executive officers of the Registrant identified below, which Agreements are substantially identical to the Agreement, effective May 1, 2002, between the Registrant and Donald J. Radkoski, Chief Financial Officer, Treasurer and Secretary of the Registrant, a copy of which was filed as Exhibit 10(b) to the Registrant's Annual Report on Form 10-K for the fiscal year ended April 26, 2002 (the "2002 Form 10-K").

         In accordance with Rule 12b-31 promulgated under the Securities Exchange Act of 1934 and Item 601(b)(10)(iii) of Regulation S-K, the following table identifies those executive officers of the Registrant with whom the Registrant has entered into Agreements similar to that included as Exhibit 10(b) to the 2002 Form 10-K:


      NAME                        CURRENT OFFICES HELD WITH THE REGISTRANT
------------------------------------------------------------------------------------
Scott D. Colwell          Senior Vice President of Marketing
------------------------------------------------------------------------------------

Larry C. Corbin           Executive Vice President of Restaurant Operations
------------------------------------------------------------------------------------

Mary L. Cusick            Senior Vice President of Investor Relations and Corporate
                          Communications
------------------------------------------------------------------------------------

Joe L. Gillen             Senior Vice President of Restaurant Operations
------------------------------------------------------------------------------------

Randall L. Hicks          Senior Vice President of Restaurant Operations
------------------------------------------------------------------------------------

Rinzy J. Nocero           Senior Vice President of Restaurant Operations
------------------------------------------------------------------------------------

Tod P. Spornhauer         Senior Vice President of Finance, Controller and Assistant
                          Secretary
------------------------------------------------------------------------------------

Roger D. Williams         Executive Vice President - Food Products Division
------------------------------------------------------------------------------------